Exhibit 10F


                       FOURTH AMENDMENT TO LOAN AGREEMENT
                       ----------------------------------

     THIS AMENDMENT is made as of the 8th day of November, 2000, by and among STEIN MART, INC. (the "Borrower"), a Florida corporation, BANK OF AMERICA, N.A., successor to NationsBank, N.A., successor to Barnett Bank, N.A. ("Bank of America"), SUNTRUST BANK, ("SunTrust"), a Georgia banking corporation authorized to transact business in the State of Florida, as successor by merger to SunTrust Bank, North Florida, N.A., and BANK OF AMERICA, N.A. successor to NationsBank, N.A., successor to Barnett Bank, N.A. (in such capacity, and for so long as it shall serve in such capacity hereunder, the "Agent"), as Agent for Bank of America and SunTrust. Bank of America and SunTrust are collectively referred to herein as, the "Lenders."

                                    Recitals
                                    --------

     The Borrower, the Lenders and the Agent entered into a Loan Agreement (as amended from time to time, the "Loan Agreement") dated August 25, 1998, pursuant to which the Lenders have provided a credit facility to the Borrower. The parties have previously amended the Loan Agreement, and the parties wish to further amend the Loan Agreement in accordance with the terms hereof.

     NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

     1. The Loan Agreement is hereby amended so that, from and after the date hereof, Section 4.02 thereof shall read as follows:

          4.02 Obligations. Neither the Borrower nor any Subsidiary is or will become directly or indirectly obligated in any way for any obligation for borrowed money except Permitted Obligations. Neither the Borrower nor any Subsidiary is or will become responsible for the obligations of any other person, directly or indirectly, whether by agreement to purchase the obligations of any other person or by guaranty, endorsement, surety agreement or otherwise, except endorsements of negotiable instruments for collection in the ordinary course of business. Notwithstanding the fore-going, each of the Borrower and the Guarantor shall be entitled to guarantee obligations of the other. "Permitted Obligations" shall mean:

                 (a)   The Indebtedness;

                 (b) Obligations under any line of credit now or hereafter provided by Bank of America, N.A. (or its assigns) in a maximum principal amount not exceeding $10,000,000 (which line of credit shall be in addition to the credit facilities provided hereunder);

                 (c) Those obligations giving rise to Permitted Liens (so long as the amount of such obligations does not exceed any limitations set forth in Section 4.01);

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                 (d)   Customer deposits in the ordinary course of business; and

                 (e) Other obligations of the Borrower arising in the ordinary course of business in the aggregate not to exceed an aggregate amount of $1,000,000, provided that no such obligation shall be for borrowed money.

     2. The Borrower certifies that as of the date hereof: (a) all of its representations and warranties in the Loan Agreement are true and correct as if made on the date hereof; and (b) no Default or Event of Default has occurred under the Loan Agreement. The Loan Agreement shall continue in full force and effect except as modified herein.

     DATED the day and year first above written.

                                 STEIN MART, INC.

                                 By: /s/ James G. Delfs
                                     -------------------------------------------
                                   Its: Senior Vice President - CFO
                                        ----------------------------------------


                                 BANK OF AMERICA, N.A.,
                                 as agent

                                 By: /s/ Sharon Teehan
                                     -------------------------------------------
                                   Its: Vice-President
                                        ----------------------------------------


                                 BANK OF AMERICA, N.A.,

                                 By: /s/ Sharon Teehan
                                     -------------------------------------------
                                   Its: Vice-President
                                        ----------------------------------------


                                 SUNTRUST BANK, a Georgia banking corporation authorized to transact business in the State of Florida, as successor by merger to SunTrust Bank, North Florida, N.A.


                                 By: /s/ C. William Buchholz
                                     -------------------------------------------
                                   Its: First Vice-President
                                        ----------------------------------------






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